Statement of Cash Flows	3 Months Ended
Jul. 31, 2023 USD ($)
Cash Flows from operating activities:
Net loss	$ 72,490
Adjustments to reconcile net loss to net cash used in operating activities
Unrealized foreign currency losses	(394)
Changes in operating assets and liabilities:
Accrued expenses	(29,436)
Due to related party	(42,660)
Net cash used in operating activities	0
Investing activities
Net cash used in investing activities	0
Financing activities
Proceeds from issuance of redeemable Class B common shares	7
Net cash provided by financing activities	7
Effect of exchange rate changes on cash	0
Net increase in cash	7
Cash at beginning of period	0
Cash at end of period	$ 7